UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 August 14, 2002
                                 ---------------
                Date of Report (Date of earliest event reported)


                            nSTOR TECHNOLOGIES, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)


        DELAWARE                      0-8354                      95-2094565
        --------                      ------                     -----------
(State or other jurisdiction  (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)


                               10140 MESA RIM ROAD
                           SAN DIEGO, CALIFORNIA 92121
                         ------------------------------
                    (Address of principal executive offices)


                                 (858) 453-9191
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits

     (c)  Exhibits.  The following document is incorporated by reference to this
          Report:

          99.1 Officer Certifications dated August 14, 2002 pursuant to the Sarbanes-Oxley Act of 2002.


Item 9.    Regulation FD Disclosure

        In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

        On August 14, 2002, the Chief Executive Officer and the Chief Financial Officer of nStor Technologies, Inc. submitted to the Securities and Exchange Commission certifications pursuant to the Sarbanes-Oxley Act of 2002 in connection with the Form 10-Q of nStor Technologies, Inc. for the period ended June 30, 2002. Copies of these Certifications are attached hereto as Exhibit 99.1.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              nSTOR TECHNOLOGIES, INC.

                                          By:   /s/ H. Irwin Levy
                                             ------------------------------
                                             Name: H. Irwin Levy
                                             Title: Chief Executive Officer

Date:  August 14, 2002